Exhibit 99.4
VOTING AGREEMENT
     AGREEMENT, dated as of April 20, 2011 between Enstar Group Limited, a Bermuda exempted company (the “Company”), and [SHAREHOLDER] (“Shareholder”).
     WHEREAS, in order to induce GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership (collectively, “Buyer”), to enter into an Investment Agreement, dated as of the date hereof (the “Investment Agreement”), with the Company, Shareholder is entering into this Agreement with respect to all ordinary shares, par value $1.00 per share, of the Company (together with any such shares acquired after the date hereof, the “Shares”) that Shareholder beneficially owns (which number of Shares on the date hereof is set forth on the signature page hereof under Shareholder’s name); and
     WHEREAS, Buyer has entered into the Investment Agreement in reliance upon the agreements, representations and covenants herein and but for such agreements, representations and covenants, would not have entered into, or undertaken the actions contemplated in, the Investment Agreement.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
Grant of Proxy; Voting Agreement
     Section 1.01. Voting Agreement. Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Investment Agreement, all transactions contemplated thereby and any actions related thereto at any meeting of the shareholders of the Company, and at any adjournment thereof, at which such Investment Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of the Company, including, but not limited to, the Shareholder Approval Matters. Shareholder hereby agrees that it will not vote any of the Shares that Shareholder is entitled to vote in favor of, or consent to, and will vote against and not consent to, the approval of any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Investment Agreement or other matter relating to, or in connection with, any of the foregoing matters.

ARTICLE 2
Representations and Warranties of Shareholder
     Shareholder represents and warrants to the Company with respect to itself and its Shares that:
     Section 2.01. Due Authorization. If Shareholder is not a natural person, the execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby are within the organizational powers of Shareholder and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of Shareholder.
     Section 2.02. Non-Contravention. The execution, delivery and performance by Shareholder of this agreement and the consummation of the transactions contemplated hereby do not and will not (i) if Shareholder is not a natural person, violate the certificate of incorporation, bylaws or other organizational documents of Shareholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Shareholder is entitled under any provision of any material agreement or other instrument binding on Shareholder.
     Section 2.03. Ownership of Shares. Shareholder is the beneficial owner of the Shares set forth on the signature page hereto, free and clear of any limitation or restriction on the right to vote, but excluding any limitation imposed by the Company in accordance with Section 4.7 of the Company’s bye-laws. None of such Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.
     Section 2.04. Total Shares. Except for the Shares set forth on the signature page hereto, Shareholder does not beneficially own any shares of capital stock or voting securities of the Company.
     Section 2.05. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Shareholder.
ARTICLE 3
Representations and Warranties of the Company
     The Company represents and warrants to Shareholder:

     Section 3.01. Due Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the organizational powers of the Company and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company.
ARTICLE 4
Covenants of Shareholder
     Shareholder hereby covenants and agrees that:
     Section 4.01. No Proxies for or Encumbrances on Shares. Prior to the Company Shareholders Meeting, Shareholder will not, except pursuant to the terms of this Agreement, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, other than to officers or directors of the Company to vote Shares in accordance with this Agreement, (ii) acquire, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition of, any Shares, unless such Shares shall be voted in accordance with the terms of this Agreement, or (iii) Transfer any Shares (or any interest therein), unless the purchaser, assignee or other transferee, as applicable, becomes a party to this Agreement with respect to such Shares. As used herein, “Transfer” means, with respect to any Company Securities, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly (including pursuant to a derivative transaction), or agree or commit to do any of the foregoing.
ARTICLE 5
Miscellaneous
     Section 5.01. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
     Section 5.02. Further Assurances. The Company and Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
     Section 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement (with the prior written consent of Buyer) or in the case of a waiver, by the party against whom the waiver is to be effective (with the prior written consent of Buyer). This Agreement shall terminate upon the earlier of the termination of the Investment Agreement in accordance with its terms or the conclusion of the Company Shareholders Meeting (but after, for the sake of clarity, any postponement or adjournment thereof, if applicable), except that no such termination shall relieve any party hereto from any liability for any and all Damages incurred or suffered by any other party hereto for any breach of this Agreement prior to such termination.
     Section 5.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
     Section 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.
     Section 5.06. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state.
     Section 5.07. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
     Section 5.08. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     Section 5.09. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties and Buyer shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.
     Section 5.10. Third Party Beneficiary. Each party hereto agrees that Buyer is an express third-party beneficiary of this Agreement, entitled to enforce and to enjoy all rights and privileges set out in this Agreement, notwithstanding that it is not a party to this Agreement.
     Section 5.11. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
     Section 5.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 5.13. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Investment Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ENSTAR GROUP LIMITED
By:
Name:
Title:

[SHAREHOLDER]
By:
Name:
Title:

Shares beneficially owned by Shareholder:
[•] Common Shares

VOTING AGREEMENT
     AGREEMENT, dated as of April 20, 2011 between Enstar Group Limited, a Bermuda exempted company (the “Company”), and [SHAREHOLDER] (“Shareholder”).
     WHEREAS, in order to induce GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership (collectively, “Buyer”), to enter into an Investment Agreement, dated as of the date hereof (the “Investment Agreement”), with the Company, Shareholder is entering into this Agreement with respect to certain ordinary shares, par value $1.00 per share, of the Company (together with certain shares acquired after the date hereof, the “Shares”) that Shareholder beneficially owns (which number of Shares on the date hereof is set forth on the signature page hereof under Shareholder’s name); and
     WHEREAS, Buyer has entered into the Investment Agreement in reliance upon the agreements, representations and covenants herein and but for such agreements, representations and covenants, would not have entered into, or undertaken the actions contemplated in, the Investment Agreement.
     NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE 1
Grant of Proxy; Voting Agreement
     Section 1.01. Voting Agreement. Shareholder hereby agrees to vote or exercise its right to consent with respect to all Shares that Shareholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Investment Agreement, all transactions contemplated thereby and any actions related thereto at any meeting of the shareholders of the Company, and at any adjournment thereof, at which such Investment Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of the Company, including, but not limited to, the Shareholder Approval Matters. Shareholder hereby agrees that it will not vote any of the Shares that Shareholder is entitled to vote in favor of, or consent to, and will vote against and not consent to, the approval of any corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Investment Agreement or other matter relating to, or in connection with, any of the foregoing matters.

ARTICLE 2
Representations and Warranties of Shareholder
     Shareholder represents and warrants to the Company with respect to itself and its Shares that:
     Section 2.01. Due Authorization. If Shareholder is not a natural person, the execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby are within the organizational powers of Shareholder and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of Shareholder.
     Section 2.02. Non-Contravention. The execution, delivery and performance by Shareholder of this agreement and the consummation of the transactions contemplated hereby do not and will not (i) if Shareholder is not a natural person, violate the certificate of incorporation, bylaws or other organizational documents of Shareholder, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Shareholder is entitled under any provision of any material agreement or other instrument binding on Shareholder.
     Section 2.03. Ownership of Shares. Shareholder is the beneficial owner of the Shares set forth on the signature page hereto, free and clear of any limitation or restriction on the right to vote, but excluding any limitation imposed by (i) the Company in accordance with Section 4.7 of the Company’s bye-laws or (ii) agreements with investment advisory clients of the Shareholder or related to investment funds with which the Shareholder is affiliated. None of such Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares, other than Shares that are subject to agreements with investment advisory clients of the Shareholder or related to investment funds with which the Shareholder is affiliated.
     Section 2.04. Total Shares. Except for the Shares set forth on the signature page hereto, Shareholder does not beneficially own any shares of capital stock or voting securities of the Company.
     Section 2.05. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Shareholder.

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ARTICLE 3
Representations and Warranties of the Company
     The Company represents and warrants to Shareholder:
     Section 3.01. Due Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the organizational powers of the Company and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company.
ARTICLE 4
Covenants of Shareholder
     Shareholder hereby covenants and agrees that:
     Section 4.01. No Proxies for or Encumbrances on Shares. Prior to the Company Shareholders Meeting, Shareholder will not, except pursuant to the terms of this Agreement, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, other than (A) to officers or directors of the Company to vote Shares in accordance with this Agreement or (B) pursuant to ordinary course agreements with investment advisory clients of the Shareholder or related to investment funds with which the Shareholder is affiliated.
ARTICLE 5
Miscellaneous
     Section 5.01. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing

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and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
     Section 5.02. Further Assurances. The Company and Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
     Section 5.03. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement (with the prior written consent of Buyer) or in the case of a waiver, by the party against whom the waiver is to be effective (with the prior written consent of Buyer). This Agreement shall terminate upon the earlier of the termination of the Investment Agreement in accordance with its terms or the conclusion of the Company Shareholders Meeting (but after, for the sake of clarity, any postponement or adjournment thereof, if applicable), except that no such termination shall relieve any party hereto from any liability for any and all Damages incurred or suffered by any other party hereto for any breach of this Agreement prior to such termination.
     Section 5.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
     Section 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.
     Section 5.06. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state.
     Section 5.07. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party

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hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
     Section 5.08. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
     Section 5.09. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties and Buyer shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.
     Section 5.10. Third Party Beneficiary. Each party hereto agrees that Buyer is an express third-party beneficiary of this Agreement, entitled to enforce and to enjoy all rights and privileges set out in this Agreement, notwithstanding that it is not a party to this Agreement.
     Section 5.11. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
     Section 5.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 5.13. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Investment Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ENSTAR GROUP LIMITED
By:
Name:
Title:

[SHAREHOLDER]
By:
Name:
Title:

Shares beneficially owned by Shareholder:
[•] Common Shares

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